                                                                   Exhibit 10.01


     AMENDMENT TO SHAREHOLDERS AGREEMENT, dated as of December 15, 1997 (this "Amendment"), by and among Emanuel J. Friedman, Eric F. Billings, W. Russell Ramsey, the other persons named on Exhibit A hereto and who may hereafter become parties to this Amendment (the "Additional Shareholders"), and Friedman, Billings, Ramsey Group, Inc., a Delaware Corporation ("Old FBR").


                                  WITNESSETH:

     WHEREAS, Old FBR intends to merge with and into FBR Group, Inc., a Virginia corporation ("New FBR"), and Friedman, Billings, Ramsey Group, Inc., a Virginia corporation, with New FBR as the survivor (the "Merger"), in which New FBR's name will be changed to Friedman, Billings, Ramsey Group, Inc.; and

     WHEREAS, after the Merger, certain shareholders of New FBR intend to make certain transfers of shares, and New FBR intends to make an initial public offering of Class A Common Stock, par value $0.01 per share, of New FBR (the "IPO"); and

     WHEREAS, the parties desire to make certain modifications to the Shareholders Agreement, dated January 1, 1997, by and among Emanuel J. Friedman, Eric F. Billings, W. Russell Ramsey, the Additional Shareholders and Old FBR (the "Shareholders Agreement") and to confirm the termination of the voting trust contemplated thereby (the "Old Voting Trust") upon effectiveness of the Merger.

     NOW, THEREFORE, in consideration of the representations, warranties, covenants and agreements contained in this Amendment, the parties, intending to be legally bound, agree as follows:

                                   ARTICLE I

     SECTION 1.1. The Shareholders Agreement shall apply following the Merger to New FBR and to the stock thereof, and references to the "corporation" in the Shareholders Agreement shall refer to New FBR.

     SECTION 1.2. All references in the Shareholders Agreement to the "Voting Common Stock," "Stock," or "Shares" shall be replaced with "Class B Stock."

     SECTION 1.3. The Old Voting Trust will be terminated upon effectiveness of the Merger.

                               ARTICLE II

     SECTION 2.1.  The following is hereby added in the appropriate place in
Section 1 of the Shareholders Agreement:

""Class B Stock" shall mean Class B Common Stock, par value $0.01 per share, of the Corporation."

""Corporation" shall mean Friedman, Billings, Ramsey Group, Inc., a Virginia corporation (formerly known as FBR Group, Inc.)."

""Immediate Family Member" shall mean with respect to an individual who was a Shareholder on or before December 15, 1997 only, spouse (including common law spouse), child (including by adoption and child as to whom the Shareholder (or the Shareholder's spouse) has legal custody), parent, grandparent, grandchild (including by adoption), parent-in-law, cousin, aunt, uncle, nephew, niece, sibling, and sibling-in-law."

""IPO" shall mean an initial public offering of Class A Common Stock, par value $0.01 per share, of the Corporation."

""Qualifying Trust" shall mean a trust for the benefit of one or more of the grantor's Immediate Family Members, and/or a Charity, in either event provided that such trust may be a shareholder of a Subchapter "S" Corporation"

""S Corp Power of Attorney" shall mean a power of attorney substantially in the form attached hereto as Exhibit B to the Amendment relating to the termination of New FBR's election under Subchapter S of the Code"

     SECTION 2.2. The following is hereby added to the end of Section 2(a) of the Shareholders Agreement:

"Notwithstanding anything to the contrary in this Agreement, a Shareholder shall be authorized to make transfers to a Qualifying Trust or an Immediate Family Member (a "Transferee") so long as (i) such transfer is completed prior to January 31, 1998, (ii) such Transferee executes a valid and binding S Corp Power of Attorney, (iii) such Transferee agrees to be bound by all of the terms of this Shareholders Agreement, and (iv) such Transferee deposits the transferred Shares to the Voting Trust referred to in Section 3.1 of the Amendment, except that in the case of a transfer of not more than 1,000,000 Shares in the aggregate by any of the voting trustees of the Voting Trust, the Transferee shall not be required to become a party to the Voting Trust Agreement, or to deposit such transferred Shares in the Voting Trust."

     SECTION 2.3.  The legend required by Section 15 of the

Shareholders Agreement is deleted in its entirety, and the following legend inserted in lieu thereof:

          "THE SECURITIES REPRESENTED HEREBY ARE SUBJECT TO THAT CERTAIN SHAREHOLDERS AGREEMENT DATED AS OF JANUARY 1, 1997, AS AMENDED, PURSUANT TO WHICH CERTAIN RESTRICTIONS ON THE TRANSFER OF THE SECURITIES REPRESENTED HEREBY ARE IMPOSED."

     SECTION 2.4. The following is hereby added to the end of Section 16 of the Shareholders Agreement:

"(4)  closing of the IPO."

     SECTION 2.5. The following is hereby added to the end of Section 17 of the Shareholders Agreement:

"(d) The Shareholders hereby agree to execute promptly an S Corp Power of Attorney, or consent to the Voting Trustees under the Voting Trust doing so at the request of the Board of Directors of New FBR."

     SECTION 2.6.  Section 19(b) is hereby deleted and replaced in its entirety by:

"(b)  Governing Law.  This Agreement shall be governed by the laws of the
      -------------
Commonwealth of Virginia, without reference to conflict of laws principles."

                                  ARTICLE III

     SECTION 3.1. (a) The Shareholders hereby agree that they shall become a party to the Voting Trust Agreement attached hereto as Exhibit C and deposit their Shares in the Voting Trust created thereby (the "Voting Trust") immediately after the first Shareholders Meeting, or the execution by all Shareholders of the first unanimous written consent of shareholders of New FBR following the Merger.

     (b) Each Shareholder by execution of this Amendment hereby constitutes and appoints Eric Y. Generous and Nicholas J. Nichols such individual's true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for such person and in such person's name, place and stead, in any and all capacities for the purpose of (i) executing the Voting Trust Agreement substantially in the form attached hereto as Exhibit C and (ii) performing each and every act and thing requisite and necessary to be done to effectuate the performance under the Voting Trust Agreement.

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

     EXECUTION COPY

     IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.


                                  SHAREHOLDERS
                                  ------------



                                 By:  /s/ Emanuel J. Friedman
                                    --------------------------------------
                                    Name:   Emanuel J. Friedman


                                 By:  /s/ Eric F. Billings
                                    --------------------------------------
                                    Name:   Eric F. Billings


                                 By:  /s/ W. Russell Ramsey
                                    --------------------------------------
                                    Name:   W. Russell Ramsey


                                 By:  /s/ Jonathan L. Billings
                                    --------------------------------------
                                    Name:   Jonathan L. Billings


                                 By:  /s/ Celia Vlasin Martin
                                    --------------------------------------
                                    Name:   Celia Vlasin Martin


                                 By:  /s/ Eric Y. Generous
                                    --------------------------------------
                                    Name:   Eric Y. Generous


                                 By:  /s/ Robert Feinstein
                                    --------------------------------------
                                    Name:   Robert Feinstein


                                 By:  /s/ Nicholas J. Nichols
                                    --------------------------------------
                                    Name:   Nicholas J. Nichols

                                 By:  /s/   Scott E. Dreyer
                                    --------------------------------------
                                    Name:   Scott E. Dreyer


                                 By:  /s/   John F. Mangan
                                    --------------------------------------
                                    Name:   John F. Mangan


                                 By:  /s/   Kim Germ-Cramer
                                    --------------------------------------
                                    Name:   Kim Germ-Cramer


                                 By:  /s/   Jeffrey M. Deane
                                    --------------------------------------
                                    Name:   Jeffrey M. Deane



                                 By:  /s/   Karen K. Edwards
                                    --------------------------------------
                                    Name:   Karen K. Edwards


                                 By:  /s/   James C. Neuhauser
                                    --------------------------------------
                                    Name:   James C. Neuhauser



                                 By:  /s/   Suzanne N. Richardson
                                    --------------------------------------
                                    Name:   Suzanne N. Richardson


                                 By:  /s/   William R. Swanson
                                    --------------------------------------
                                    Name:   William R. Swanson


                                 By:  /s/   J. Rock Tonkel, Jr.
                                    --------------------------------------
                                    Name:   J. Rock Tonkel, Jr.


                                 By:  /s/   Edward M. Wheeler
                                    --------------------------------------
                                    Name:   Edward M. Wheeler


                                 By:  /s/   Paul T. Dell'Isola
                                    --------------------------------------
                                    Name:   Paul T. Dell'Isola

                                 By    /s/  Michael J. Cerretani
                                    --------------------------------------
                                    Name:   Michael J. Cerretani


                                 By:   /s/  James R. Kleeblatt
                                    --------------------------------------
                                    Name:   James R. Kleeblatt


                                 By:   /s/  James D. Locke
                                    --------------------------------------
                                    Name:   James D. Locke


                                 By:   /s/  Robert M. Schwartzberg
                                    --------------------------------------
                                    Name:   Robert M. Schwartzberg


                                 By:   /s/  David H. Ellison
                                    --------------------------------------
                                    Name:   David H. Ellison



                                 FRIEDMAN, BILLINGS, RAMSEY GROUP, INC.,
ATTEST:                           A DELAWARE CORPORATION


By: /s/  W. Russell Ramsey      By: /s/  Emanuel J. Friedman
   -----------------------         ---------------------------------------
Name: W. Russell Ramsey             Name:   Emanuel J. Friedman
Title:  President and               Title:  Chairman and Chief
          Secretary                           Executive Officer